Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Life Sciences Portfolio: $0
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $3,183
Janus Aspen Worldwide Portfolio: $7,919

Service Class
Janus Aspen Global Life Sciences Portfolio: $0
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $4,118
Janus Aspen Worldwide Portfolio: $1,484

Service II Class
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $1,140
Janus Aspen Worldwide Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $36,120
Janus Aspen Flexible Bond Portfolio: $278
Janus Aspen Global Life Sciences Portfolio: $34
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $15,349
Janus Aspen Perkins Mid Cap Value Portfolio: $502

Service Class
Janus Aspen Balanced Portfolio: $20,147
Janus Aspen Flexible Bond Portfolio: $42
Janus Aspen Global Life Sciences Portfolio: $224
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $28,510
Janus Aspen Perkins Mid Cap Value Portfolio: $1,733

Service II Class
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $7,738


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Global Life Sciences Portfolio: $0
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $0.2105
Janus Aspen Worldwide Portfolio: $0.3168

Service Class
Janus Aspen Global Life Sciences Portfolio: $0
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $.1493
Janus Aspen Worldwide Portfolio: $0.2801

Service II Class
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $.1502
Janus Aspen Worldwide Portfolio: $0.2784

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $.9638
Janus Aspen Flexible Bond Portfolio: $0.0107
Janus Aspen Global Life Sciences Portfolio: $0.1439
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $1.0372
Janus Aspen Perkins Mid Cap Value Portfolio: $0.3163

Service Class
Janus Aspen Balanced Portfolio: $.9638
Janus Aspen Flexible Bond Portfolio: $0.0107
Janus Aspen Global Life Sciences Portfolio: $0.1439
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $1.0372
Janus Aspen Perkins Mid Cap Value Portfolio: $0.3163

Service II Class
Janus Aspen Global Technology Portfolio: $0
Janus Aspen Overseas Portfolio: $1.0372

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $15,608
Janus Aspen Global Technology Portfolio: $640
Janus Aspen Worldwide Portfolio: $24,439

Service Class
Janus Aspen Overseas Portfolio: $27,833
Janus Aspen Global Technology Portfolio: $21,846
Janus Aspen Worldwide Portfolio: $5,565

Service II Class
Janus Aspen Overseas Portfolio: $7,849
Janus Aspen Global Technology Portfolio: $4,082
Janus Aspen Worldwide Portfolio (not in thousands): $382

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $45.89
Janus Aspen Global Technology Portfolio: $4.43
Janus Aspen Worldwide Portfolio: $26.18

Service Class
Janus Aspen Overseas Portfolio: $45.08
Janus Aspen Global Technology Portfolio: $4.55
Janus Aspen Worldwide Portfolio: $25.93

Service II Class
Janus Aspen Overseas Portfolio: $45.34
Janus Aspen Global Technology Portfolio: $4.65
Janus Aspen Worldwide Portfolio: $26.00